Exhibit 25

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

CB RICHARD ELLIS GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware	94-3391143
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of principal executive offices)	(Zip code)

Additional Registrant (as Issuer of 6.625% Senior Notes due 2020)

Exact Name of Registrant, as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices
CB Richard Ellis Services, Inc.	Delaware	52-1616016	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

Additional Registrants (as Guarantors of 6.625% Senior Notes due 2020)

CB HoldCo, Inc.	Delaware	26-0468454	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

CB Richard Ellis, Inc.	Delaware	95-2743174	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

CB Richard Ellis Investors, Inc.	California	95-3242122	515 South Flower Street, Suite 3100 Los Angeles, California 90071

CB Richard Ellis Investors, L.L.C.	Delaware	95-3695034	515 South Flower Street, Suite 3100 Los Angeles, California 90071

CB/TCC Global Holdings Limited	England and Wales	98-0518702	St. Martin’s Court, 10 Paternoster Row London EC4M 7HP United Kingdom

CB/TCC Holdings LLC	Delaware	42-1718517	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

CB/TCC, LLC	Delaware	26-0468617	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

CBRE Capital Markets, Inc	Texas	74-1949382	2800 Post Oak Boulevard, Suite 2100 Houston, Texas 77056

CBRE Capital Markets of Texas, LP	Texas	76-0590855	2800 Post Oak Boulevard, Suite 2100 Houston, Texas 77056

CBRE Government Services, LLC	Delaware	80-0659792	750 9th Street, Suite 900 Washington, DC 20001

CBRE Loan Services, Inc.	Delaware	80-0456541	2800 Post Oak Boulevard, Suite 2100 Houston, Texas 77056

CBRE-Profi Acquisition Corp.	Delaware	33-6764889	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

CBRE Technical Services, LLC	Delaware	04-3507926	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

CBRE/LJM Mortgage Company, L.L.C.	Delaware	74-2900986	2800 Post Oak Boulevard, Suite 2100 Houston, Texas 77056

CBRE/LJM-Nevada, Inc.	Nevada	76-0592505	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

HoldPar A	Delaware	95-4536362	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

HoldPar B	Delaware	95-4536363	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

Insignia/ESG Capital Corporation	Delaware	51-0390846	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

TC Houston, Inc.	Delaware	75-2396198	2001 Ross Avenue, Suite 3400 Dallas, Texas 75201

TCCT Real Estate, Inc.	Delaware	75-2396196	2001 Ross Avenue, Suite 3400 Dallas, Texas 75201

TCDFW, Inc.	Delaware	75-2396199	2001 Ross Avenue, Suite 3400 Dallas, Texas 75201

The Polacheck Company, Inc.	Wisconsin	39-1159669	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

Trammell Crow Company	Delaware	75-2721454	2001 Ross Avenue, Suite 3400 Dallas, Texas 75201

Trammell Crow Development & Investment, Inc.	Delaware	20-5973401	2001 Ross Avenue, Suite 3400 Dallas, Texas 75201

Trammell Crow Services, Inc.	Delaware	75-2378868	2001 Ross Avenue, Suite 3400 Dallas, Texas 75201

Vincent F. Martin, Jr., Inc.	California	95-3695032	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

Westmark Real Estate Acquisition Partnership, L.P.	Delaware	95-4535866	11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California 90025

6.625% Senior Notes due 2020

(Title of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.
**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.
***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles and State of California on the 12th day of November, 2010.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Maddy Hall
Maddy Hall
Vice President

EXHIBIT 6

November 12, 2010

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Maddy Hall
Maddy Hall
Vice President